UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2016

BRT REALTY TRUST
(Exact name of Registrant as specified in charter)

Massachusetts	001-07172	13-2755856
(State or other jurisdiction of incorporation)	(Commission file No.)	(IRS Employer I.D. No.)

60 Cutter Mill Road, Suite 303, Great Neck, New York 11021
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code 516-466-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Explanatory Note

We are filing this current report of Form 8-K (the "Current Report") to include under (i) Item 9.01(a), the audited Statement of Revenues and Certain Expenses of Canalside Lofts, a 374 unit multi-family complex located at 383 Taylor Street, Columbia, South Carolina ("Canalside Lofts") for the year ended December 31, 2015 and the unaudited statement of revenues and certain expenses of Canalside Lofts for the nine months ended September 30, 2016, and (ii) Item 9.01(b) our unaudited pro forma financials statements reflecting the acquisition of Canalside Lofts.

Canalside Lofts was purchased on November 10, 2016 for $58.3 million, including $41.0 million of mortgage debt assumed in connection with the acquisition. The mortgage loan bears interest at a rate of 4.02%, matures in 2031, is interest only for 24 months and amortizes over the remaining 12-year period. We contributed $5.7 million to this venture for our 32.12% interest.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statement of Business Acquired-Canalside Lofts		Page
	(i) Independent Auditor’s Report		2
	(ii) Statement of Revenues and Certain Expenses for the year ended December 31, 2015		3
	(iii) Statement of Revenues and Certain Expenses for the nine months ended September 30, 2016 (unaudited)
	(iv) Notes to Statements of Revenues and Certain Expenses		4
(b)	Unaudited Pro Forma Consolidated Financial Statements		5
	(i) Pro Forma Consolidated Balance Sheet at September 30, 2016		6
	(ii) Pro Forma Consolidated Statements of Income:
	For the year ended September 30, 2016		7
	(iii) Notes to Pro Forma Consolidated Financial Statements		8
(c)	Exhibits

	Exhibit No.	Title of Exhibit
	23.1	Consent of BDO USA, LLP, dated February 7, 2017

Independent Auditor’s Report

Shareholders and Board of Trustees
BRT Realty Trust
Great Neck, New York

We have audited the accompanying statement of revenues and certain expenses of the property located at 383 Taylor Street, Columbia, South Carolina ("Canalside Lofts") for the year ended December 31, 2015.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the statement of revenues and certain expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues and certain expenses that is free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues and certain expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues and certain expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal controls relevant to Canalside Lofts preparation and fair presentation of the statement of revenues and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal controls. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the revenues and certain expenses.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the statement of revenues and certain expenses of Canalside Lofts for the year ended December 31, 2015, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

The accompanying statements of revenues and certain expenses was prepared for the purpose of complying with rules and regulations of the U.S. Securities and Exchange Commission and for inclusion in a Current Report on Form 8-K of BRT Realty Trust as described in Note 2 to the statement of revenues and certain expenses and is not intended to be a complete presentation of Canalside Lofts revenues and expenses.

/s/ BDO USA, LLP
New York, New York
February 7, 2017

Canalside Lofts
Statements of Revenues and Certain Expenses

	Nine Months Ended September 30, 2016 (unaudited)	Year Ended December 31, 2015

Revenues:
Rental income	$3,675,000	$4,927,000
Other income	383,000	405,000
Rental and other income	4,058,000	5,332,000

Certain Expenses:
Real estate taxes	501,000	600,000
Management fees	120,000	184,000
Utilities	187,000	227,000
Payroll	304,000	404,000
Insurance	87,000	101,000
Repairs and maintenance	330,000	350,000
Total certain expenses	1,529,000	1,866,000

Revenues in excess of certain expenses	$2,529,000	$3,466,000

See Independent Auditor’s Report and accompanying notes to the Statements of Revenues and Certain Expenses

Canalside Lofts
Notes to Statements of Revenues and Certain Expenses

1. Organization

Canalside Lofts, located at 383 Taylor Street, Columbia, South Carolina ("Canalside Lofts" or the "Property") is a multi-family complex containing 374 units.

BRT Realty Trust (“BRT” or the “Trust”) is a business trust organized in Massachusetts. BRT is a real estate investment trust, also known as a REIT, that is primarily focused on the ownership, operation and development of multi‑family properties.
On November 10, 2016, an unconsolidated joint venture comprised of an indirect wholly-owned subsidiary of the Trust and unaffiliated joint venture partners acquired the Property for $58.3 million, including $41.0 million of assumed mortgage debt.

2. Basis of Presentation and Significant Accounting Policies

Basis of Presentation

The accompanying statement of revenues and certain expenses of the Property has been prepared in accordance with Rule 3-14 of Regulation S-X of the U.S. Securities and Exchange Commission for inclusion in the Trust’s Current Report on Form 8-K. Accordingly, the statements of revenues and certain expenses excludes certain expenses that may not be comparable to those expected to be incurred in the future operations of the aforementioned property. Items excluded consist of interest expense, depreciation, amortization, corporate expenses, and other costs not directly related to future operations.

Significant Accounting Policies

Use of Estimates

The preparation of the statements of revenues and certain expenses in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the statements of revenues and certain expenses. Actual results could differ from those estimates.

Revenue Recognition

Rental revenue is recognized on an accrual basis when earned and due from tenants. Leases are generally for a one-year term and have no renewal options.

Income Taxes

The entity that owns Canalside Lofts was organized as a limited liability company and is not directly subject to federal or state income taxes.

3. Subsequent Events

Subsequent events were evaluated from December 31, 2015 through February 7, 2017, the date on which the statements of revenues and certain expenses were available to be issued.

BRT REALTY TRUST AND SUBSIDIARIES
Pro Forma Consolidated Financial Statements
(Unaudited)

Acquisitions

On November 10, 2016, TRB Canalside Lofts, LLC, an indirect wholly owned subsidiary of BRT Realty Trust ("BRT" or the “Trust”) and unaffiliated joint venture partners, acquired a 374 unit multi-family property located at 383 Taylor Street, Columbia, South Carolina (“Canalside Lofts or the "Property”) for $58.3 million, including $41.0 million of mortgage debt assumed in connection with the acquisition. The Trust owns a 32.12% interest in this unconsolidated venture.

On November 4, 2016, Kilburn Crossing, LLC, an indirect wholly owned subsidiary of the Trust and an unaffiliated joint venture partner, acquired a 220 unit multi-family property located at 6601 Charmed Way, Fredericksburg, Virginia (“Kilburn Crossing or the "Property”) for $38.5 million, including $29.9 million of mortgage debt obtained in connection with the acquisition. This acquisition is referred to as the "previously reported acquisition".

Presentation

The unaudited pro forma consolidated balance sheet is presented as if the Canalside Lofts acquisition and the previously reported acquisition had been completed on September 30, 2016. The unaudited pro forma consolidated statement of income for the year ended September 30, 2016 is presented as if the Canalside Lofts and the previously reported acquisition had been completed on October 1, 2015.

These unaudited pro forma consolidated financial statements are presented for informational purposes only and should be read in conjunction with the Trust’s Annual Report on Form 10-K for the year ended September 30, 2016.

The unaudited pro forma consolidated financial statements are based on assumptions and estimates considered appropriate by the Trust’s management; however, such statements do not purport to represent what the Trust’s financial position and results of operations would have been assuming the completion of the acquisition on October 1, 2015, nor do they purport to project the Trust’s financial position and results of operations at any future date or for any future period.

In the opinion of the Trust’s management, all adjustments necessary to reflect the effects of the transactions described above have been included in the pro forma consolidated financial statements.

BRT REALTY TRUST AND SUBSIDIARIES
PRO FORMA - UNAUDITED CONSOLIDATED BALANCE SHEET
At September 30, 2016
(Amounts in thousands, except per share data)

	The Trust Historical	Previously Reported Acquisition	Purchase of Canalside Lofts	The Trust Pro Forma as Adjusted
ASSETS
Real estate properties, net of accumulated depreciation	$759,576	$39,133	$—	$798,709

Real estate loan	19,500	—	—	19,500
Cash and cash equivalents	27,399	(8,708)	(5,670)	13,021
Restricted cash	7,383	—	—	7,383
Deposits and escrows	18,972	1,264	—	20,236
Investment in unconsolidated joint ventures	—	—	5,670	5,670
Other assets	8,073	81	—	8,154
Real estate asset held-for-sale	33,996	—	—	33,996
Total Assets	$874,899	$31,770	$—	$906,669

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable, net of deferred costs	$588,457	$29,591	$—	$618,048
Junior subordinated notes, net of deferred costs	36,998	—	—	36,998
Accounts payable and accrued liabilities	20,716	128	—	20,844
Mortgage payable held-for-sale	27,052	—	—	27,052
Total Liabilities	673,223	29,719	—	702,942

Commitments and contingencies	—	—	—	—

Equity:
BRT Realty Trust shareholders' equity:
Preferred shares, $1 par value:
authorized 10,000 shares, none issued	—	—	—	—
Shares of beneficial interest, $3 par value:
authorized number of shares, unlimited, 13,306 issued	39,696	—	—	39,696
Additional paid-in capital	161,321	—	—	161,321
Accumulated other comprehensive loss	(1,602)	—	—	(1,602)
Accumulated deficit	(48,125)	—	—	(48,125)
Total BRT Realty Trust shareholders' equity	151,290	—	—	151,290
Non-controlling interests	50,386	2,051	—	52,437
Total Equity	201,676	2,051	—	203,727
Total Liabilities and Equity	$874,899	$31,770	$—	$906,669

See accompanying notes to the unaudited pro forma consolidated financial statements

BRT REALTY TRUST AND SUBSIDIARIES
PRO FORMA - UNAUDITED CONSOLIDATED STATEMENT OF INCOME
For The Year Ended September 30, 2016
(Dollars in thousands, except share data)

	The Trust Historical	Previously Reported Acquisition		Purchase of Canalside Lofts	The Trust Pro Forma as Adjusted
Revenues:
Rental and other revenues from real estate properties	$90,945	$3,466		$—	$94,411
Other income	3,319	—		—	3,319
Total revenues	94,264	3,466		—	97,730
Expenses:
Real estate operating expenses - including $1,950 to related parties	43,262	1,151		—	44,413
Interest expense	23,878	1,159	(a)	—	25,037
Advisor's fees, related party	693	—		—	693
Property acquisition costs - including $2,221 to related parties	3,852	—		—	3,852
Provision for Federal Tax	700	—		—	700
General and administrative-including $1,020 to related party	8,536	—		—	8,536
Depreciation	23,180	962	(b)	—	24,142
Total expenses	104,101	3,272		—	107,373
Total revenues less total expenses	(9,837)	194		—	(9,643)
Gain on sale of real estate assets	46,477	—		—	46,477
Gain on sale of Partnership interest	386	—		—	386
Loss on extinguishment of debt	(4,547)	—		—	(4,547)
Equity in earnings of unconsolidated joint ventures	—	—		200	200
Income from continuing operations	32,479	194		200	32,873
Discontinued Operations:
Loss from discontinued operations	(2,788)	—		—	(2,788)
Gain on sale of partnership interest	15,467	—		—	15,467
Income from discontinued operations	12,679	—		—	12,679
Net income	45,158	194		200	45,552
Net (income) attributable to non-controlling interests	(13,869)	(39)		—	(13,908)
Net income attributable to common shareholders	$31,289	$155		$200	$31,644

Basic and diluted per share amounts attributable to common shareholders:
Basic and diluted earnings per share	$2.23	$0.01		$0.01	$2.25

Weighted average number of common shares outstanding:
Basic and diluted	14,017,279	14,017,279		14,017,279	14,017,279

See accompanying notes to the pro forma unaudited consolidated financial statements

BRT REALTY TRUST AND SUBSIDIARIES
Notes to Pro Forma Unaudited Consolidated Financial Statements
(Unaudited)

Basis of Pro Forma Presentation

1.
The historical consolidated financial statements of the Trust include the accounts of the Trust and consolidated subsidiaries in which the Trust is presumed to have control in accordance with the consolidation guidance of the Financial Accounting Standards Board Accounting Standards Codification (“ASC”). Investments in entities for which the Trust has the ability to exercise significant influence but does not have financial or operating control, are accounted for under the equity method of accounting. Accordingly, the Trust’s share of the net earnings (or losses) of entities accounted for under the equity method are included in consolidated net income (loss) under the caption “Other Income”. Investments in entities for which the Trust does not have the ability to exercise any influence are accounted for under the cost method of accounting.

2.	Notes to the pro forma unaudited consolidated balance sheet and statements of income for Canalside Lofts for the year ended September 30, 2016.

a)	To reflect the interest expense resulting from the mortgage securing Canalside Lofts which expense is calculated at an interest rate of 4.02% and includes amortization of deferred financing costs.

b)	To reflect depreciation expense on the estimated useful life of the properties of 30 years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRT REALTY TRUST

By: /s/ George Zweier
George Zweier
February 7, 2017	Vice President and
Great Neck, NY	Chief Financial Officer